UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

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NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 11, 2014, NCI Building Systems, Inc. (“NCI”) issued a press release (the “Press Release”) announcing NCI’s financial results for the fiscal first quarter and fiscal year ended February 2, 2014. A copy of the Press Release is attached as Exhibit 99.1.

NCI’s Press Release includes Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share, which are non-GAAP financial measures. Adjusted EBITDA excludes acquisition-related costs, executive retirement charges, share-based compensation costs, gain on embedded derivative, asset impairments (recoveries), debt extinguishment costs, net, gain on insurance recovery, unreimbursed business interruption costs and secondary offering costs. Adjusted Operating Income (Loss) excludes gain on insurance recovery and secondary offering costs. Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share exclude gain on insurance recovery, net of unreimbursed business interruption costs and taxes, secondary offering costs, net of taxes and foreign exchange gain (loss), net of taxes. Adjusted EBITDA is calculated based on the terms contained in NCI’s term loan credit agreement. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss Applicable to Common Shares and Adjusted Loss Per Diluted Common Share are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted EBITDA, Adjusted Operating Income (Loss), Adjusted Net Loss Applicable to Common Shares and Adjusted Net Loss Per Diluted Common Share should not be considered in isolation or as substitutes for operating income (loss), net income (loss), net loss per diluted common share or net loss applicable to common shares determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures and reconciliations thereof to the most directly comparable measures prepared in accordance with generally accepted accounting principles are included in the Press Release furnished as Exhibit 99.1 hereto.

Attached hereto as Exhibit 99.2 is financial information and commentary by Mark E. Johnson, Executive Vice President, Chief Financial Officer and Treasurer of NCI, regarding results for the fiscal first quarter ended February 2, 2014 and forward-looking statements relating to the fiscal second quarter ended May 4, 2014 (the “CFO Commentary”). The CFO Commentary will be posted on the company’s website, www.ncigroup.com, on March 11, 2014.

The CFO Commentary includes Adjusted Operating Income (Loss) and Adjusted EBITDA which are non-GAAP financial measures. Adjusted Operating Income (Loss) excludes gain on insurance recovery and secondary offering costs. Adjusted EBITDA excludes acquisition-related costs, executive retirement charges, share-based compensation costs, gain on embedded derivative, asset impairments (recoveries), debt extinguishment costs, net, gain on insurance recovery, unreimbursed business interruption costs and secondary offering costs. Adjusted Operating Income and Adjusted EBITDA are measures used by management and, therefore, provided to investors to provide comparability between periods of underlying operational results. Adjusted Operating Income (Loss) and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income (loss) or net income (loss) determined in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures and reconciliations thereof to the most directly comparable measures prepared in accordance with generally accepted accounting principles are included in the CFO Commentary furnished as Exhibit 99.2 hereto.

The information in this Item 2.02, and in Exhibit 99.1 and Exhibit 99.2 which are attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except in the event that NCI expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 11, 2014
99.2	CFO Commentary dated March 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Mark E. Johnson
	Name:	Mark E. Johnson
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: March 11, 2014

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 11, 2014
99.2	CFO Commentary dated March 11, 2014